Supplement dated October 12, 2007 to the

Flex Extra

variable annuity prospectus

dated May 1, 2007

We are supplementing the prospectus to reflect the following:

1.	Recent IRS regulations which may affect the taxation of 403(b) tax deferred annuity contract exchanges that occur after September 24, 2007.
2.	Addition of information pertaining to the description and availability of Beneficiary IRAs.

1. In the section “Taxes,” under the heading “Withdrawals—Tax-Sheltered Annuities,” the following is added:

Special Considerations Regarding Exchanges Involving 403(b) Arrangements. Recent IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges that occur after September 24, 2007. Certain transactions, often called “Revenue Ruling 90-24” exchanges or transfers, are a common non-taxable method to exchange one tax-sheltered annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange after September 24, 2007. Because most of the regulations are not effective until 2009, there is great uncertainty about their application to contract exchanges that take place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that takes place prior to January 1, 2009 may cause you to incur taxation on the value of the contract. However, it is also possible that such an exchange will not have adverse tax consequences. The IRS has been requested to provide more guidance on this critical issue. Until more guidance is provided on this issue, you should consult with a qualified tax advisor before you request an exchange.

2. In the “Payments on Death” section the following is added at the end of the section “Death Benefit Distribution Requirements”:

Beneficiary IRA Election. Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax.

Eligibility Requirements/Restrictions:

If a beneficiary (ies) elects to establish a Beneficiary IRA after the death of the contract owner, the following rules apply:

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Only certain annuity contracts issued by us or our subsidiary companies can be used to establish a Beneficiary IRA. Additionally, the Beneficiary IRA must satisfy a certain minimum size. Please consult your registered representative for further information.

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For existing annuity contracts with single beneficiaries issued by us or one of our affiliates, the beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a contingent deferred sales charge. Should the beneficiary decide to establish a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates, any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

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For existing annuity contracts with multiple beneficiaries issued by us or one of our affiliates, a beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates, must purchase a new annuity contract. Any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

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If the existing contract was issued by a company other than us or one of our affiliates, those beneficiaries wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract. Any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

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The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•	Joint ownership of a Beneficiary IRA is not allowed.

•	The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased contract owner.

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Required Minimum Distributions (RMDs) must begin by December 31st of the year following the year of the date of the contract owner’s death and will only be allowed on a quarterly or annual basis. The RMD amount will be calculated based on the beneficiary’s life expectancy and will be withdrawn on a proportional basis from all investment accounts in which funds are invested. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required. Any other distributions taken during the current year will be subject to applicable contingent deferred sales charges as defined in the contract.

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The contract value at time of issue will be equal to either the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.

•	Additional contributions cannot be applied to the Beneficiary IRA.

•	All distributions from this contract will be paid to the Owner/Annuitant.

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Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table.

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For variable annuity Beneficiary IRAs established with a new annuity contract, the optional Guaranteed Minimum Accumulation Benefit (GMAB) and Basic Guaranteed Minimum Income Benefit (GMIB) features generally available under certain contracts are not available for election if electing a Beneficiary IRA. However, the Guaranteed Income Plus 5 (GMIB5) and Guaranteed Income Plus 6 (GMIB6) optional features are available for election if available under the new annuity contract. If a Beneficiary IRA payout option under the current contract is elected, neither the GMIB nor the GMAB options will be available. Before choosing a GMIB feature, make sure you are aware of how withdrawals in the contract may affect the GMIB values by reading a current prospectus. RMDs that exceed the current contract year interest earned on your GMIB value will reduce the GMIB value on a pro-rata basis.

•	Additional rules may apply. Please consult your registered representative for further information.

•	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

Beneficiaries should consult a qualified tax advisor for advice prior to establishing a Beneficiary IRA.